Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

September 30, 2006

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and our Current Report on Form 8-K dated August 9, 2006.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary - Occupancy at End of Each Period Shown (1)	5
Portfolio Occupancy at the End of Each Period (1)	6
Major Tenants (1)	7
Lease Expirations as of September 30, 2006	8
Leasing Activity (1)	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	17
Senior Unsecured Notes Financial Covenants	17
Future Scheduled Principal Payments	18

Investor Information	19

Geographic Diversification

As of September 30, 2006
State	# of Centers	GLA	% of GLA
South Carolina	3	1,172,771	14%
Georgia	3	825,862	10%
New York	1	729,315	9%
Alabama	2	636,668	8%
Texas	2	620,000	7%
Delaware	1	568,873	7%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Utah	1	300,602	4%
Connecticut	1	291,051	4%
Missouri	1	277,883	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	256,514	3%
Pennsylvania	1	255,152	3%
Louisiana	1	243,499	3%
New Hampshire	1	227,998	3%
Florida	1	198,924	2%
North Carolina	2	186,458	2%
California	1	109,600	1%
Maine	2	84,313	1%
Total (1)	30	8,388,782	100%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and three centers totaling 293,462 square feet for which we only have management responsibilities.

Property Summary - Occupancy at End of Each Period Shown (1)

Location	Total GLA 9/30/06	% Occupied 9/30/06	% Occupied 6/30/06	% Occupied 3/31/06	% Occupied 12/31/05	% Occupied 9/30/05
Riverhead, NY	729,315	98%	99%	98%	99%	100%
Rehoboth, DE	568,873	100%	99%	98%	99%	99%
Foley, AL	557,093	96%	96%	94%	97%	98%
San Marcos, TX	442,510	98%	99%	97%	100%	99%
Myrtle Beach, SC	427,417	94%	94%	91%	93%	90%
Sevierville, TN	419,038	100%	100%	100%	100%	100%
Hilton Head, SC	393,094	88%	84%	81%	88%	87%
Charleston, SC	352,260	81%	n/a	n/a	n/a	n/a
Commerce II, GA	346,244	96%	99%	98%	97%	99%
Howell, MI	324,631	99%	100%	95%	99%	98%
Park City, UT	300,602	99%	100%	100%	100%	99%
Locust Grove, GA	293,868	93%	94%	95%	100%	99%
Westbrook, CT	291,051	96%	92%	90%	94%	92%
Branson, MO	277,883	99%	100%	99%	100%	100%
Williamsburg, IA	277,230	98%	97%	99%	100%	99%
Lincoln City, OR	270,280	96%	98%	99%	94%	94%
Tuscola, IL	256,514	70%	70%	70%	75%	76%
Lancaster, PA	255,152	100%	100%	99%	100%	100%
Gonzales, LA	243,499	100%	100%	100%	100%	98%
Tilton, NH	227,998	94%	99%	97%	100%	96%
Fort Myers, FL	198,924	100%	94%	91%	95%	91%
Commerce I, GA	185,750	87%	93%	87%	90%	90%
Terrell, TX	177,490	91%	99%	99%	100%	99%
West Branch, MI	112,120	100%	98%	98%	100%	100%
Barstow, CA	109,600	100%	95%	95%	95%	93%
Blowing Rock, NC	104,280	100%	100%	100%	100%	100%
Nags Head, NC	82,178	100%	100%	97%	100%	98%
Boaz, AL	79,575	98%	92%	92%	95%	95%
Kittery I, ME	59,694	100%	100%	100%	100%	100%
Kittery II, ME	24,619	94%	100%	100%	100%	100%
Pigeon Forge, TN	n/a	n/a	n/a	n/a	99%	95%
North Branch, MN	n/a	n/a	n/a	n/a	100%	100%
Total	8,388,782	96% (2)	96%	95%	97%	96%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and three centers totaling 293,462 square feet for which we only have management responsibilities.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and has not yet stabilized.

Portfolio Occupancy at the End of Each Period (1)

'09/06    '06/06    '03/06    '12/05    '09/05    '06/05    '03/05    '12/04    '09/04
96%        96%      95%      97%      96%       97%      95%       97%      96%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and three centers totaling 293,462 square feet for which we only have management responsibilities.

Major Tenants (1)
Ten Largest Tenants As of September 30, 2006
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	60	595,187	7.1%
Phillips-Van Heusen	92	443,497	5.3%
Liz Claiborne	40	308,440	3.7%
Adidas	34	274,371	3.3%
VF Factory Outlet	29	267,109	3.2%
Dress Barn, Inc.	33	226,858	2.7%
Carter’s	43	213,191	2.5%
Jones Retail Corporation	69	194,363	2.3%
Polo Ralph Lauren	23	188,628	2.2%
Nike	14	183,801	2.2%
Total of All Listed Above	437	2,895,445	34.5%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and three centers totaling 293,462 square feet for which we only have management responsibilities.

Lease Expirations as of September 30, 2006

Percentage of Total Gross Leasable Area (1)

2006           2007       2008        2009       2010         2011        2012        2013       2014      2015      2016+
2.00%       17.00%     16.00%    18.00%    15.00%    18.00%      5.00%     2.00%     2.00%    2.00%    3.00%

Percentage of Total Annualized Base Rent (1)

2006           2007       2008        2009       2010         2011        2012        2013        2014      2015      2016+
2.00%       15.00%     16.00%    17.00%    18.00%    17.00%    5.00%     2.00%     2.00%    2.00%   4.00%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and three centers totaling 293,462 square feet for which we only have management responsibilities.

Leasing Activity (1)
	03/31/06	06/30/06	09/30/06	12/31/06	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	60	44	24		128	97
Gross leasable area	220,484	150,083	78,044		448,611	395,228
New base rent per square foot	$17.98	$21.32	$17.21		$18.96	$17.79
Prior base rent per square foot	$15.48	$16.47	$18.34		$16.31	$16.60
Percent increase in rent per square foot	16.1%	29.5%	(6.1%)		16.3%	7.2%

New average base rent per square foot	$18.61	$22.15	$17.86		$19.67	Not available
Prior average base rent per square foot	$15.35	$16.21	$17.89		$16.08	Not available
Percent increase in average rent per square foot	21.2%	36.7%	(0.2%)		22.3%	Not available

Renewed Space:
Number of leases	220	69	31		320	291
Gross leasable area	942,601	316,120	122,997		1,381,718	1,302,498
New base rent per square foot	$17.71	$16.22	$15.87		$17.21	$16.64
Prior base rent per square foot	$16.37	$14.72	$14.93		$15.86	$15.58
Percent increase in rent per square foot	8.2%	10.2%	6.3%		8.5%	6.8%

New average base rent per square foot	$17.91	$16.38	$16.34		$17.42	Not available
Prior average base rent per square foot	$16.03	$14.37	$15.54		$15.61	Not available
Percent increase in average rent per square foot	11.7%	14.0%	5.1%		11.6%	Not available

Total Re-tenanted and Renewed Space:
Number of leases	280	113	55		448	388
Gross leasable area	1,163,085	466,203	201,041		1,830,329	1,697,726
New base rent per square foot	$17.76	$17.86	$16.39		$17.64	$16.90
Prior base rent per square foot	$16.20	$15.28	$16.25		$15.97	$15.82
Percent increase in rent per square foot	9.6%	16.9%	0.9%		10.4%	6.9%

New average base rent per square foot	$18.05	$18.24	$16.93		$17.97	Not available
Prior average base rent per square foot	$15.90	$14.96	$16.46		$15.72	Not available
Percent increase in average rent per square foot	13.5%	21.9%	2.9%		14.3%	Not available

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and three centers totaling 293,462 square feet for which we only have management responsibilities.

Consolidated Balance Sheets (dollars in thousands)
	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05
Assets
Rental property
Land	$130,250	$119,876	$119,969	$120,715	$113,284
Buildings	1,059,725	1,017,245	1,005,300	1,004,545	960,105
Construction in progress	--	51,260	32,459	27,606	8,797
Total rental property	1,189,975	1,188,381	1,157,728	1,152,866	1,082,186
Accumulated depreciation	(266,054)	(266,958)	(257,256)	(253,765)	(247,179)
Total rental property - net	923,921	921,423	900,472	899,101	835,007
Cash & cash equivalents	20,197	1,785	2,153	2,930	6,219
Short-term investments	--	--	--	--	20,000
Assets held for sale	--	--	--	2,637	--
Investments in unconsolidated joint ventures	14,581	15,130	14,960	13,020	6,913
Deferred charges - net	57,915	56,867	59,497	64,555	52,873
Other assets	26,819	27,008	38,148	18,362	19,982
Total assets	$1,043,433	$1,022,213	$1,015,230	$1,000,605	$940,994
Liabilities, minority interests & shareholders’ equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$498,650	$349,132	$349,115	$349,099	$100,000
Mortgages payable, including premium	181,420	198,177	199,662	201,233	281,069
Unsecured note	--	53,500	53,500	53,500	53,500
Unsecured lines of credit	--	49,800	47,100	59,775	--
Total debt	680,070	650,609	649,377	663,607	434,569
Construction trade payables	21,049	22,372	14,247	13,464	8,294
Accounts payable & accruals	27,254	22,095	21,434	23,954	14,849
Total liabilities	728,373	695,076	685,058	701,025	457,712
Minority interests
Consolidated joint venture	--	--	--	--	227,234
Operating partnership	39,270	53,541	54,124	49,366	42,220
Total minority interests	39,270	53,541	54,124	49,366	269,454
Shareholders’ equity
Preferred shares	75,000	75,000	75,000	55,000	--
Common shares	310	310	309	307	307
Paid in capital	345,411	332,103	330,545	338,688	349,287
Distributions in excess of net income	(147,030)	(142,497)	(136,853)	(140,738)	(130,955)
Deferred compensation	--	--	--	(5,501)	(5,930)
Accum. other compreh. income	2,099	8,680	7,047	2,458	1,119
Total shareholders’ equity	275,790	273,596	276,048	250,214	213,828
Total liabilities, minority interests & shareholders’ equity	$1,043,433	$1,022,213	$1,015,230	$1,000,605	$940,994

Consolidated Statements of Operations (dollars and shares in thousands)
	Three Months Ended					YTD
	09/06	06/06	03/06	12/05	09/05	09/06	09/05
Revenues
Base rentals	$35,403	$33,879	$32,965	$33,855	$33,311	$102,247	$97,372
Percentage rentals	1,736	1,398	1,158	2,418	1,794	4,292	3,928
Expense reimbursements	14,890	13,747	12,720	15,255	13,925	41,357	40,160
Other income	2,407	1,504	1,355	2,098	1,563	5,266	3,675
Total revenues	54,436	50,528	48,198	53,626	50,593	153,162	145,135
Expenses
Property operating	17,713	15,995	14,765	17,347	15,554	48,473	45,397
General & administrative	4,147	4,077	4,081	3,509	3,578	12,305	10,332
Depreciation & amortization	13,578	13,593	15,950	12,246	11,923	43,121	35,919
Total expenses	35,438	33,665	34,796	33,102	31,055	103,899	91,648
Operating income	18,998	16,863	13,402	20,524	19,538	49,263	53,487
Interest expense (1)	10,932	9,890	10,034	18,600	7,932	30,856	24,327
Income before equity in earnings of unconsolidated joint ventures, minority interests, discontinued operations and loss on sale of real estate excluded from discontinued operations	8,066	6,973	3,368	1,924	11,606	18,407	29,160
Equity in earnings of unconsolidated joint ventures	539	285	147	165	255	971	714
Minority interests:
Consolidated joint venture	--	--	--	(3,832)	(6,860)	--	(20,211)
Operating partnership	(1,191)	(969)	(381)	379	(881)	(2,541)	(1,727)
Income (loss) from continuing operations	7,414	6,289	3,134	(1,364)	4,120	16,837	7,936
Discontinued operations (2)	--	--	11,713	1,489	293	11,713	871
Income before loss on sale of real estate	7,414	6,289	14,847	125	4,413	28,550	8,807
Loss on sale of real estate excluded from discontinued operations	--	--	--	--	--	--	(3,843)
Net income	7,414	6,289	14,847	125	4,413	28,550	4,964
Less applicable preferred share dividends	(1,406)	(1,406)	(1,215)	(538)	--	(4,027)	--
Net income (loss) available to common shareholders	$6,008	$4,883	$13,632	$(413)	$4,413	$24,523	$4,964
Basic earnings per common share:
Income (loss) from continuing operations	$.20	$.16	$.06	$(.06)	$.15	$.42	$.15
Net income (loss)	$.20	$.16	$.45	$(.01)	$.16	$.80	$.18
Diluted earnings per common share:
Income (loss) from continuing operations	$.19	$.16	$.06	$(.06)	$.14	$.41	$.15
Net income (loss)	$.19	$.16	$.44	$(.01)	$.15	$.79	$.18
Weighted average common shares:
Basic	30,619	30,593	30,531	30,452	28,374	30,582	27,682
Diluted	30,983	30,915	30,861	30,753	28,680	30,923	27,934

(1)
Three and nine months ended September 30, 2006 includes prepayment premium and deferred loan cost write off of $917,000. Three months ended December 31, 2005 includes prepayment premium and deferred loan cost write off of $9.9 million.

(2)
In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, the results of operations for properties sold for which we have no significant continuing involvement, including any gain or loss on such sales, and properties classified as assets held for sale, have been reported above as discontinued operations for both the current and prior periods presented.

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	09/06	06/06	03/06	12/05	09/05	09/06	09/05
Funds from operations:
Net income	$7,414	$6,289	$14,847	$125	$4,413	$28,550	$4,964
Adjusted for -
Minority interest in operating partnership	1,191	969	381	(379)	881	2,541	1,727
Minority interest adjustment consolidated joint venture	--	--	--	234	(441)	--	(549)
Minority interest, depreciation and amortization in discontinued operations	--	--	2,444	480	247	2,444	729
Depreciation and amortization uniquely significant to real estate - wholly owned	13,512	13,526	15,885	12,181	11,856	42,923	35,736
Depreciation and amortization uniquely significant to real estate - joint ventures	444	379	379	379	375	1,202	1,114
(Gain) loss on sale of real estate	--	--	(13,833)	--	--	(13,833)	3,843
Preferred share dividend	(1,406)	(1,406)	(1,215)	(538)	--	(4,027)	--
Funds from operations	$21,155	$19,757	$18,888	$12,482	$17,331	$59,800	$47,564

Funds from operations per share	$.57	$.53	$.51	$.34	$.50	$1.62	$1.40
Funds available for distribution:
Funds from operations	$21,155	$19,757	$18,888	$12,482	$17,331	$59,800	$47,564
Adjusted For -
Corporate depreciation excluded above	67	66	65	66	66	198	183
Amortization of finance costs	386	298	298	276	323	982	1,019
Early extinguishment of debt	917	--	--	9,866	--	917	--
Amortization of share compensation	880	661	481	429	426	2,022	1,136
Straight line rent adjustment	(633)	(601)	(464)	(393)	(706)	(1,698)	(1,357)
Market rent adjustment	(326)	(348)	(458)	(158)	76	(1,132)	(583)
Market rate interest adjustment	(589)	(581)	(568)	(609)	(652)	(1,738)	(1,924)
2nd generation tenant allowances	(2,527)	(2,017)	(1,650)	(2,130)	(1,290)	(6,194)	(8,098)
Capital improvements	(2,911)	(2,913)	(2,424)	(1,572)	(1,841)	(8,248)	(5,024)
Consolidated joint venture minority interest share of adjustments	--	--	--	(234)	441	--	549
Funds available for distribution	$16,419	$14,322	$14,168	$18,023	$14,174	$44,909	$33,465
Funds available for distribution per share	$.44	$.39	$.38	$.49	$.41	$1.21	$.98
Dividends paid per share	$.34	$.34	$.3225	$.3225	$.3225	$1.0025	$.9575

FFO payout ratio	60%	64%	63%	95%	65%	62%	68%
FAD payout ratio	77%	87%	85%	66%	79%	83%	98%
Diluted weighted average common shs.	37,050	36,982	36,928	36,820	34,747	36,990	34,001

Unconsolidated Joint Venture Information - All
Summary Balance Sheets (dollars in thousands)
	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	Tanger’s Share as of 9/30/06 (1)
Assets
Investment properties at cost - net	$74,913	$37,474	$64,463	$64,915	$65,489	$37,457
Construction in progress	29,776	65,298	26,562	15,734	96	9,925
Cash and cash equivalents	14,173	2,926	5,284	6,355	4,171	5,180
Deferred charges - net	2,122	1,805	1,729	1,548	1,340	1,061
Other assets	21,141	13,220	10,647	6,690	6,073	8,674
Total assets	$142,125	$120,723	$108,685	$95,242	$77,169	$62,297

Liabilities & Owners’ Equity
Mortgage payable	$99,561	$77,380	$69,323	$61,081	$61,066	$43,513
Member loans payable	--	--	--	--	550	--
Construction trade payables	6,162	9,665	6,646	6,588	215	3,081
Accounts payable & other liabilities	2,904	858	1,035	1,177	1,239	1,419
Total liabilities	108,627	87,903	77,004	68,846	63,070	48,013
Owners’ equity	33,498	32,820	31,681	26,396	14,099	14,284
Total liabilities & owners’ equity	$142,125	$120,723	$108,685	$95,242	$77,169	$62,297

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/06	06/06	03/06	12/05	09/05	09/06	09/05
Revenues	$4,441	$3,171	$2,657	$2,730	$2,735	$10,269	$8,179
Expenses
Property operating	1,726	1,202	1,030	1,050	888	3,958	2,929
General & administrative	58	66	7	5	4	131	19
Depreciation & amortization	924	788	786	789	777	2,498	2,313
Total expenses	2,708	2,056	1,823	1,844	1,669	6,587	5,261
Operating income	1,733	1,115	834	886	1,066	3,682	2,918
Interest expense	700	578	569	586	584	1,847	1,575
Net income	$1,033	$537	$265	$300	$482	$1,835	$1,343
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$1,334	$952	$810	$837	$922	$3,096	$2,616
Net income	$539	$285	$147	$165	$255	$971	$714
Depreciation (real estate related)	$444	$379	$379	$379	$375	$1,202	$1,114

Unconsolidated Joint Venture Information - TWMB Associates, LLC (Myrtle Beach, SC)
Summary Balance Sheets (dollars in thousands)
	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05	Tanger’s Share as of 09/30/06
Assets
Investment properties at cost - net	$36,842	$37,474	$38,137	$38,817	$39,486	$18,421
Cash and cash equivalents	2,067	1,761	2,093	1,993	2,268	1,034
Deferred charges - net	1,095	1,119	1,159	1,257	1,339	548
Other assets	1,928	3,020	2,473	1,760	1,731	964
Total assets	$41,932	$43,374	$43,862	$43,827	$44,824	$20,967

Liabilities & Owners’ Equity
Mortgage payable	$35,800	$35,800	$35,800	$35,800	$35,800	$17,900
Construction trade payables	155	174	174	184	215	78
Accounts payable & other liabilities	256	541	491	176	694	128
Total liabilities	36,211	36,515	36,465	36,160	36,709	18,106
Owners’ equity	5,721	6,859	7,397	7,667	8,115	2,861
Total liabilities & owners’ equity	$41,932	$43,374	$43,862	$43,827	$44,824	$20,967

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/06	06/06	03/06	12/05	09/05	09/06	09/05
Revenues	$3,016	$2,976	$2,657	$2,730	$2,735	$8,649	$8,179
Expenses
Property operating	1,068	1,035	1,030	1,050	888	3,133	2,929
General & administrative	2	20	7	5	4	29	19
Depreciation & amortization	797	788	786	789	777	2,371	2,313
Total expenses	1,867	1,843	1,823	1,844	1,669	5,533	5,261
Operating income	1,149	1,133	834	886	1,066	3,116	2,918
Interest expense	573	578	569	586	584	1,720	1,575
Net income	$576	$555	$265	$300	$482	$1,396	$1,343
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$973	$961	$810	$837	$922	$2,744	$2,616
Net income	$303	$292	$147	$165	$255	$742	$714
Depreciation (real estate related)	$384	$379	$379	$379	$375	$1,142	$1,114

Unconsolidated Joint Venture Information - Tanger Wisconsin Dells, LLC
Summary Balance Sheets (dollars in thousands)
	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05	Tanger’s Share as of 09/30/06
Assets
Investment properties at cost - net	$38,071	$--	$--	$--	$--	$19,036
Construction in progress	--	37,582	26,562	15,734	96	--
Cash and cash equivalents	668	220	18	2,305	291	334
Deferred charges - net	1,026	685	569	290	--	513
Other assets	7,834	148	18	12	263	3,917
Total assets	$47,599	$38,635	$27,167	$18,341	$650	$23,800

Liabilities & Owners’ Equity
Mortgage payable	$26,154	$16,508	$8,194	$--	$--	$13,077
Member loans payable	--	--	--	--	550	--
Construction trade payables	6,007	9,491	6,472	6,404	--	3,004
Accounts payable & other liabilities	2,454	147	1	458	--	1,227
Total liabilities	34,615	26,146	14,667	6,862	550	17,308
Owners’ equity	12,984	12,489	12,500	11,479	100	6,492
Total liabilities & owners’ equity	$47,599	$38,635	$27,167	$18,341	$650	$23,800

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/06	06/06	03/06	12/05	09/05	09/06	09/05
Revenues	$1,409	$162	$--	$--	$--	$1,571	$--
Expenses
Property operating	658	167	--	--	--	825	--
General & administrative	6	6	--	--	--	12	--
Depreciation & amortization	127	--	--	--	--	127	--
Total expenses	791	173	--	--	--	964	--
Operating income	618	(11)	--	--	--	607	--
Interest expense	127	--	--	--	--	127	--
Net income (loss)	$491	$(11)	$--	$--	$--	$480	$--
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$372	$(5)	$--	$--	$--	$367	$--
Net income (loss)	$248	$(5)	$--	$--	$--	$243	$--
Depreciation (real estate related)	$60	$--	$--	$--	$--	$60	$--

Unconsolidated Joint Venture Information - Deer Park Enterprise, LLC
Summary Balance Sheets (dollars in thousands)
	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05	Tanger’s Share as of 09/30/06
Assets
Investment in properties at cost - net	$--	$--	$26,326	$26,098	$26,003	$--
Construction in progress	29,776	27,716	--	--	--	9,925
Cash and cash equivalents	11,438	945	3,173	2,057	1,612	3,813
Deferred charges - net	1	1	1	1	1	--
Other assets	11,379	10,052	8,156	4,918	4,079	3,793
Total assets	$52,594	$38,714	$37,656	$33,074	$31,695	$17,531

Liabilities & Owners’ Equity
Mortgage payable	$37,607	$25,072	$25,329	$25,281	$25,266	$12,536
Accounts payable & other liabilities	194	170	543	543	545	64
Total liabilities	37,801	25,242	25,872	25,824	25,811	12,600
Owners’ equity	14,793	13,472	11,784	7,250	5,884	4,931
Total liabilities & owners’ equity	$52,594	$38,714	$37,656	$33,074	$31,695	$17,531

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/06	06/06	03/06	12/05	09/05	09/06	09/05
Revenues	$16	$33	$--	$--	$--	$49	$--
Expenses
Property operating	--	--	--	--	--	--	--
General & administrative	50	40	--	--	--	90	--
Depreciation & amortization	--	--	--	--	--	--	--
Total expenses	50	40	--	--	--	90	--
Operating income	(34)	(7)	--	--	--	(41)	--
Interest expense	--	--	--	--	--	--	--
Net loss	$(34)	$(7)	$--	$--	$--	$(41)	$--
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$(12)	$(2)	$--	$--	$--	$(14)	$--
Net loss	$(12)	$(2)	$--	$--	$--	$(14)	$--
Depreciation (real estate related)	$--	$--	$--	$--	$--	$--	$--

Debt Outstanding Summary (dollars in thousands)

As of September 30, 2006
	Principal Balance	Interest Rate	Maturity Date
Mortgage debt
COROC Holdings, LLC, including centers located in Rehoboth Beach, DE; Foley, AL; Myrtle Beach (Hwy 501), SC; Hilton Head, SC; Park City, UT; Westbrook, CT; Lincoln City, OR; Tuscola, IL; Tilton, NH	$177,387	6.590%	07/10/08
Net debt premium, COROC Holdings, LLC (1)	4,033
Total mortgage debt	181,420

Corporate debt
Unsecured credit facilities	---	Libor + 0.85%	06/30/09
2008 Senior unsecured notes	100,000	9.125%	02/15/08
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes	149,500	3.75%	8/15/26
Net discount, senior unsecured notes	(850)
Total corporate debt	498,650
Total debt	$680,070

Senior Unsecured Notes Financial Covenants (2)

As of September 30, 2006
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	51%	Yes
Total Secured Debt to Adjusted Total Assets	40%	14%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	142%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	3.28	Yes

(1)	Represents a net premium on mortgage debt related to the Charter Oak acquisition.
(2)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Future Scheduled Principal Payments (dollars in thousands)

As of September 30, 2006
Year	Scheduled Amortization Payments	Balloon Payments		Total Scheduled Payments
2006	$917	$--		$917
2007	3,791	--		3,791
2008	2,328	270,351		272,679
2009	--	--		--
2010	--	--		--
2011	--	--		--
2012	--	--		--
2013	--	--		--
2014	--	--		--
2015 & thereafter	--	399,500	(1)	399,500
	$7,036	$669,851		$676,887
Net Premium on Debt				3,183
				$680,070

(1) Of this amount, $149.5 million represents our exchangeable, unsecured senior notes issued in August 2006.  On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company commons shares, cash or a combination thereof for any excess.  Note holders may exchange their notes prior to August 18, 2011 only upon the occurence of specified events.  In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accured and unpaid interest thereon.

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone: (336) 292-3010 ext 6825
Fax: (336) 297-0931
e-mail: tangermail@tangeroutlet.com
Mail: Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408